Exhibit 99.1

Investor Presentation November 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports MarkWest files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

Keystone Key Investment Considerations High-Quality, Diversified Assets Proven Track Record of Growth and Customer Satisfaction Substantial Growth Opportunities Strong Financial Profile Leading presence in six core natural gas producing regions of the U.S. Key long-term contracts with high-quality producers to develop the Marcellus Shale, Utica Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 224% (12% CAGR) since IPO Over $7 billion of organic growth and acquisitions since IPO, including the December 2011 Liberty and May 2012 Keystone transactions Ranked #1 in EnergyPoint’s 2011 midstream customer satisfaction survey 2012 growth capital forecast of $1.8 billion 2013 growth capital forecast of $1.4 to $1.9 billion Growth projects are well diversified across the asset base and increase the percentage of fee-based net operating margin Long-term organic growth opportunities focused on resource plays Committed to maintaining strong financial profile Debt to book capitalization of 49% Debt to Adjusted EBITDA of 4.3x Adjusted EBITDA to Interest Expense of 5.2x Established relationships with joint venture partners, which provides capital flexibility 4

MarkWest Operational Assets


Utica Shale
Pittsburgh Office
Antrim Shale
Corporate Office
Cadiz Office
Marcellus Shale
Woodford Shale
Tulsa Office
Granite Wash Formation
Huron/Berea Shale
Barnett Shale
Haynesville/Bossier Shale
Permian Basin
Eagle Ford Shale
Houston Office

SOUTHWEST
- Cotton Valley, Granite Wash, Haynesville , Woodford
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- 1.5 Bcf/d transmission capacity including Arkoma Connector
- Under construction:
  - 120 MMcf/d processing capacity in East Texas
  - 120 MMcf/d processing in Woodford Shale w/ Centrahoma

NORTHEAST
- Huron/Berea Shale
- 655 MMcf/d processing capacity
- 24 MBbl/d NGL fractionation facility
- 285 MBbl NGL storage
- NGL marketing by truck, rail, and barge

LIBERTY
- Marcellus Shale
- 390 MMcf/d gathering capacity
- 915 MMcf/d processing capacity
- 60 MBbl/d C3+ fractionator
- 90 MBbl NGL storage
- Under construction:
  - 2.0 Bcf/d processing capacity
  - 115 MBbl/d C2 fractionation
  - 50 MBbl/d Mariner West project

UTICA
- Utica Shale
- Joint Venture with EMG
- Under construction:
  - 385 MMcf/d processing in Harrison County, Ohio
  - 445 MMcf/d processing in Noble County, Ohio
  - 100 MBbl/d fractionation, storage, and marketing complex in Harrison County, Ohio

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29 MBbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. | 5

 2012 Forecasted Segment Operating Income Contributions to Operating Income by Segment 6 2012 Forecasted Segment Operating Income 2012 Segment Forecasted Operating Income 2012 Forecasted Segment Operating Income 46% 27% 7% 20% Southwest Gulf Coast Northeast Liberty

US Shale Plays are Driving Natural Gas Supply 7 Source: EIA and En*Vantage MarkWest is focused on midstream development in resource plays (Marcellus, Utica, Woodford, Granite Wash, Haynesville) and has benefited tremendously from the advantages of being a first mover. Resource plays will continue to drive midstream investment for decades to come and we will continue to focus our investments in these areas. US Lower 48 Gas Production vs Demand (Trillion Cubic Feet) 0 5 10 15 20 25 30 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 0 5 10 15 20 25 30 Non-associated onshore Non-associated offshore Associated w/ oil Tight Gas Coal Bed Methane Shale Gas Net Imports Domestic Gas Demand 21% 9% 10% 9% 26% 23% 39% 25% 7% 9% 7% 13% Source EIA AEO 2012

Emerging Resource Plays Base Production (Conventional / Tight Sand) Base Production (Conventional / Tight Sand) 8 Commitment to Resource Plays Capital investments and acquisitions in resource plays since 2006 ... / ... are driving strong, long-term volume growth.

Growth Driven by Customer Satisfaction 9 Ranked #1 in Midstream Customer Satisfaction Survey for 2011 Since 2006, we have been ranked #1 or #2 by EnergyPoint Research

Southwest Segment Competitive advantages Rated 1st for midstream services in East Texas, Midcontinent and Texas Intrastate by large customers Recently constructed gathering systems provide low-pressure and fuel-efficient service Ready access to markets with interconnects to CEGT, NGPL, TGT, ANR, PEPL, CFS and Enogex Largest gathering system in the Woodford Shale East Texas system overlays the rich Haynesville core The recently expanded Arapaho plant in Western Oklahoma is operating near capacity Under Construction 120 MMcf/d cryogenic processing capacity in E. Texas 120 MMcf/d processing in Woodford Shale with Centrahoma Areas of Operation Oklahoma, Texas, New Mexico, Louisiana Resource Plays Woodford Shale, Granite Wash, Haynesville Shale, Anadarko Basin, Cotton Valley, Travis Peak, Petitt, Permian Basin Gathering 1.6 Bcf/d capacity Processing 655 MMcf/d capacity Transportation 1.5 Bcf/d transmission capacity, including Arkoma Connector Pipeline JV with ArcLight Capital Partners 10 2012 Forecasted Segment Operating Income

Gulf Coast Segment Competitive advantages Rated 1st in onshore Gulf Coast midstream services by large customers Provide high-quality processing and fractionation services to six major refining complexes Nearly 75% of our inlet volume is under long-term contracts Provide high-purity hydrogen to refiners for production of ultra-low sulfur diesel fuel Our plant reduces overall refinery emissions by converting refinery off-gas to valuable products The recently completed 4th inlet compressor eliminates down time for routine maintenance Area of Operations Corpus Christi, Texas Processing 140 MMcf/d capacity Fractionation 29,000 Bbl/d capacity NGL Marketing & Transportation Ethane, ethylene, propane, propylene, isobutane, normal butane, butylenes, and pentanes Other High-purity hydrogen production 11 2012 Segment Forecasted Operating Income

Northeast Segment Competitive advantages Rated 1st for midstream services in the Appalachian Basin by all customers We are the largest gas processor and fractionator in the Appalachian Basin We have operated vertically integrated gas processing, fractionation, storage, and marketing in the Northeast for nearly 25 years In Appalachia, approximately 60% of the volume we process and fractionate is under contract for at least 10 years Areas of Operation Kentucky, West Virginia, Michigan Resource Plays Appalachian Basin, Huron/Berea Shale, the Niagaran Reef Processing 655 MMcf/d capacity Fractionation 24,000 Bbl/d capacity NGL Marketing & Storage NGL marketing by truck, rail and barge 285,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Transportation 250 mile crude oil transmission pipeline 12 2012 Forecasted Segment Operating Income

Liberty Segment Competitive advantages Rated 1st for midstream services in the Marcellus Shale We are the largest processor of natural gas in the Marcellus Shale Operate fully integrated gathering, processing, fractionation, storage and marketing operations Ready access to markets with interconnects to Columbia Gas, National Fuel, TETCO, and TEPPCO Products Pipeline Acquisition of Keystone Midstream Services, LLC: Supports extension of NGL gathering into Northwest PA Added two new significant customers Areas of Operation Southwest and Northwest Pennsylvania and northern West Virginia Resource Plays Marcellus Shale Gathering 390 MMcf/d capacity Processing 915 MMcf/d cryogenic capacity Fractionation 60,000 Bbl/d C3+ capacity NGL Marketing & Storage NGL Marketing by truck and 200 railcar facility 90,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Under Construction Processing: Over 2.0 Bcf/d cryogenic capacity Fractionation: 115,000 Bbl/d de-ethanization capacity NGL Transportation: Extensive NGL gathering system, 50,000 Bbl/d Mariner West purity ethane pipeline 13 2012 Forecasted Segment Operating Income

Liberty Processing Capacity

Growing to almost 3.0 Bcf/d of processing capacity in the Marcellus Shale by the end of 2014



3,000
2,500
2,000
1,500
1,000
500
0
Bluestone II, III
Majorsville IV, VI
Sherwood II, III
Mobley II, III
Majorsville III, V
Sarsen
Bluestone I
Sherwood I
Mobley I
Majorsville I-II
Houston I-III
2014 & on
2013
Curren t &
Processing Capacity (MMcf/d)
Current & 2012
2013
2014



Mahoning
Lawrence
Sarsen & Bluestone I, II, III
Mariner West
Mariner East
Carroll
Proposed Shell ethane cracker
Jefferson
Brooke
Ohio
Houston I, II, III
De-ethanization I
Harrison Fractionation & marketing facilities
Majorsville I, II, III, IV, V, VI
De-ethanization I, II
Marshall
Fayette
Monroe
Mobley I, II, III
Monongalia
Marion
Tyler
Preston
Pleasants
Sherwood I, II
Taylor
Harrison
SUNOCO PIPELINE
TEPPCO PRODUCTS PIPELINE
EPD ATEX EXPRESS PIPELINE

MARKWEST ENERGY PARTNERS, L.P. | 14

Liberty Project Schedule

Current Operations

Houston Processing and Fractionation Complex		
Houston I, II & III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Rail Loading	200	Rail cars
Truck Loading	8	Bays
Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Mobley Processing Complex		
NGL Pipeline to Majorsville		
Sherwood Processing Complex		
Sherwood I	200	MMcf/d
Keystone Processing Complex		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d

Project Schedule

Houston Processing and Fractionation Complex			
De-ethanization	38,000	Bbl/d	Mid-2013
Mariner West ethane pipeline	50,000	Bbl/d	3Q13
Majorsville Processing and Fractionation Complex			
Majorsville III	200	MMcf/d	1Q13
Majorsville IV	200	MMcf/d	2014
Majorsville V	200	MMcf/d	4Q13
Majorsville VI	200	MMcf/d	2014
De-ethanization I	38,000	Bbl/d	Mid-2013
De-ethanization II	38,000	Bbl/d	1Q14
Purity Ethane Pipeline to Houston			3Q13
Mobley Processing Complex			
Mobley I	200	MMcf/d	4Q12
Mobley II	120	MMcf/d	1Q13
Mobley III	200	MMcf/d	4Q13
Sherwood Processing Complex			
Sherwood II	200	MMcf/d	2Q13
Sherwood III	200	MMcf/d	3Q13
NGL Pipeline to Mobley			1Q13
Keystone Processing Complex			
Bluestone II	120	MMcf/d	1Q14
Bluestone III	200	MMcf/d	TBD
NGL Pipeline into Northwest PA			4Q13

MARKWEST ENERGY PARTNERS, L.P. | 15

MarkWest Utica EMG

- **Competitive advantages**
  - Joint venture with The Energy & Minerals Group (EMG) to develop significant midstream infrastructure to serve producers' drilling programs in the liquids-rich Utica shale in eastern Ohio
    - EMG will fund the first $500 million of capital expenditures
  - MarkWest has completed definitive agreements with Gulfport Energy Corporation to provide gathering, processing, fractionation and marketing for liquids-rich Utica production from its Cadiz complex
  - MarkWest has completed definitive agreements with Antero Resources to provide processing, fractionation, and marketing for liquids-rich Utica production from its Seneca complex
  - Over 800 MMcf/d of processing capacity and 100,000 Bbl/d of fractionation capacity by the end of 2014

Areas of Operation	Eastern Ohio
Resource Plays	Utica Shale

Under Construction

- **Processing**: Over 800 MMcf/d cryogenic capacity
- **Fractionation**: 100,000 Bbl/d C2+ capacity
- **NGL Transportation**: Extensive NGL gathering system, interconnects to TEPPCO and ATEX pipelines as well as rail and truck loading


CANADA
Lake Michigan
Lake Ontario
Lake Erie
Mich.
N. Y.
Vt.
N. H.
Mass.
R. I.
Conn.
N. J.
Pa.
Utica shale
Ohio
W. Va.
Va.
Del.
Md.
Ky.
Tenn.
N. C.





MARKWEST ENERGY PARTNERS, L.P. | 16

17 The Utica Shale has a recoverable potential of 1.3 billion to 5.5 billion barrels of oil and 3.8 to 15.7 trillion cubic feet of natural gas (1) Horizontal drilling, combined with multistage hydraulic fracturing to create permeable flow paths from wellbores into shale units, has unlocked the resource potential of the play The Point Pleasant formation, a submember of the lower part of the Utica interval, is the primary target of the play The interval Gulfport targeted in the Point Pleasant is an interval greater than 100 feet thick, at a depth shallower than 9,500 feet but deeper than 7,500 feet, with an average TOC content greater than 2% located predominantly within the wet gas and volatile oil phases of the hydrocarbon system Utica Shale Summary Note: Images sourced from Ryder and others, 1998, modified from Wallace and Roen, 1989, industry data from peer company presentations, and internal company data Based on the estimates published by the Ohio Department of Natural Resources Overlapping “Sweet Spot” Thermal Maturity Point Pleasant Thickness (Isopatch Mapping) Point Pleasant TOC (Organic Carbon) Utica Shale – Gulfport Overview Source: Gulfport Energy Corporation Erie Warren McKean Potter Crawford Venango Forest Elk Cameron Mercer Clarion Jefferson Clearfield Indiana Beaver Blair Cambria Washington Bedford Somerset Fulton Fayette Greene Huntingdon Allegheny Armstrong Butler Westmoreland Lawrence Ohio Wetzel Monongalia Morgan Mineral Marion Tyler Hampshire Taylor Wood Ritchie Grant Barbour Tucker Hardy Wirt Lewis Randolph Jackson Gilmer Mason Roane Pendleton Braxton Webster Pocahontas Putnam Clay Kanawha Cabell Nicholas Wayne Lincoln Fayette Greenbrier Boone Logan Raleigh Wyoming Monroe Mercer McDowell Marshall Hancock Brooke Preston Pleasants Doddridge Harrison Mingo Summers Berkeley Upshur Upshur Ashtabula Lake Cuyahoga Ottawa Fulton Geauga Williams Erie Wood Sandusky Henry Defiance Portage Summit Huron Paulding Seneca Putnam Hancock Mahoning Van Wert Crawford Stark Wyandot Wayne Allen Hardin Mercer Morrow Marion Auglaize Holmes Knox Logan Union Shelby Delaware Darke Champaign Licking Miami Belmont Muskingum Franklin Clark Noble Fairfield Preble Perry Monroe Greene Pickaway Morgan Hocking Washington Butler Warren Clinton Athens Ross Vinton Highland Hamilton Brown Jackson Meigs Pike Adams Scioto Lawrence Lucas Montgomery Clermont Gallia Carroll Jefferson Columbiana Tuscarawas Trumbull Medina Coshocton Guernsey Lorain Richland Ashland Fayette Madison Harrison

18 ~ 128,000 gross (64,000 net) acres Focused within the wet gas/retrograde condensate and mature oil windows of the Utica/Point Pleasant 5 year lease terms that are extendable with 5 year options Continue to pursue attractive acreage acquisition opportunities 50% interest / 100% operated 455 MBOE – 910 MBOE EUR / well (2) 781 gross locations (3) 36.4 MMBoe of gross original oil in place per section (2) Asset Overview (1) 2012 Activities Update (1) Currently running two rigs Spudded twelve wells Utica Shale Activity Map OHIO PENNSYLVANIA WEST VIRGINIA Chesapeake Mangun #8H 3.1 Mmcfpd + 1,015 Bblpd liquids Six 400 Bbl tanks on location Chesapeake Buell #8H 9.5 MMcfpd + 1,425 Bblpd liquids Six 400 Bbl tanks on location Anadarko Spencer #A-1H & #A-5H 2-Month Production: 20,000 Bbls of oil + 37 MMcf of gas Range Resources Zahn #1H 7-Day Average Test Rate of 4.4 MMcfepd Chesapeake Neider #3H 3.8 MMcfpd + 980 Bblpd liquids Enervest Frank 2H 24-Hour Test Rate of 1.2 MMcfd + 360 Bblpd of oil + 312 BBlpf of NGL Rex Energy Cheeseman #1H 24-Hour Test Rate of 9.2 MMcfpd Antero Miley #5H Completed Hess / Marquette N. American Coal #3H-3 24-Hour Test Rate of 11 MMcfpd Chesapeake Shaw #5H Peak rate 2.9 Mmcfpd + 180 Bblpd of NGL + 770 Bblpd of oil Chesapeake Brown #10H Peak rate 1,445 Boepd (Inc. 8.7 MMcfpd of gas) Chesapeake Conglio #6H Peak Rate 5.0 Mmcfpd + 290 Bopd Gulfport Energy Wagner #1-28H Gulfport Energy Boy Scout Pad #1-33H – Completed #5-33H - Completing Gulfport Energy Ryser #1-25H Gulfport Energy Shugert #1-12H Completed, Resting Chesapeake Burgett #8H Peak rate 2.1 Mmcfpd + 140 Bblpd of NGL + 720 Bblpd of oil Anadarko Brookfield #A-3H 20 Day Production: ~9,500 Bbls of oil + ~12 MMcf of gas CONSOL / Hess TUSC 3A Peak rate of 400 Bblpd of oil Gulfport Energy Shugert #1-1H Gulfport Energy BK Stephens #1-16H Antero Rubel Unit Completed Gulfport Energy Groh #1-12H Chesapeake Bailey #3H Peak Rate 5.7 MMcfpd + 270 Bblpd of NGL + 205 Bblpd of oil Enervest Cairns 5H 24-Hour Test Rate of 2.2 MMcfd + 729 Bblpd of oil + 587 BBlpf of NGL CONSOL NBL 1A Peak rate of 9.0 MMcfpd + 10 Bblpd of condensate Gulfport Energy Lyon #1-27H Drilling Gulfport Energy Stout #1-28H Drilling Gulfport Energy Clay 1-4H Completing Gulfport Energy Stutzman #1-14H Completing Chesapeake Houyouse #8H Peak rate 5.6 Mmcfpd + 335 Bblpd of NGL + 465 Bblpd of oil Chesapeake White #8H Peak rate 4.1 Mmcfpd + 285 Bblpd of NGL + 390 Bblpd of oil Chesapeake Stuart Henderson #1H Peak rate 1.9 Mmcfpd + 100 Bblpd of NGL + 410 blpd of oil 2013 Planned Activities (4) Plan to drill approximately 50 gross wells CAPEX (net): $215 to $225 million Utica Shale – Gulfport Activity Source: Gulfport Energy Corporation

Production Mix Well Name County Completion Date Length of Lateral (feet) Frac Stages Peak IP (Boe/d) (1) Oil Gas NGLs Shrink Factor (1) Wagner 1-28H Harrison 5/28/12 8,143 28 4,650 9% 50% 40% 18% Boy Scout 1-33H Harrison 6/13/2012 7,974 22 3,456 45% 26% 29% 25% Groh 1-12H Guernsey 7/7/2012 5,414 16 1,935 61% 20% 19% 18% Shugert 1-1H Belmont 7/27/2012 5,758 16 4,911 3% 56% 41% 17% Ryser 1-25H Harrison 8/11/2012 8,291 23 2,914 51% 27% 22% 21% BK Stephens 1-14H (2) Harrison 9/19/2012 5,276 19 3,007 41% 34% 25% 11% 19 Source: Gulfport Energy Corporation First six wells averaged a peak rate of 1,006 barrels of condensate per day, 8.17 MMCF of natural gas per day and 1,111 barrels of NGLs, or 3,479 BOEPD (1) Production mix of included approximately 29% condensate, 39% natural gas, and 32% natural gas liquids Utica Shale – Gulfport – Summary of Wells Source: Company filings Assumes full ethane recovery Test rate reflecting a 30-day resting period and the well will return to complete a 60 day resting period

Utica Processing Capacity 20 Growing to 830 MMcf/d of processing capacity in the Utica Shale by the end of 2014 Mobley Sherwood Houston Majorsville Seneca I, II Harrison Fractionator Proposed Shell ethane cracker TEPPCO PRODUCTS PIPELINE EPD ATEX EXPRESS PIPELINE Sarsen & Bluestone INTERCONNECT TO 3RD PARTY PIPELINE Cadiz I, II and De-ethanization SUNOCO PIPELINE Cadiz Interim Cadiz I, II Seneca Interim Seneca I, II 2013 2012

MarkWest EMG Utica JV Project Schedule



Utica Project Schedule

Cadiz Processing Complex in Harrison County, Ohio			
Cadiz interim Refrigeration	60	MMcf/d	4Q12
Cadiz I	125	MMcf/d	1Q13
Cadiz II	200	MMcf/d	3Q13
Initial truck and rail loading			3Q13
NGL pipeline to Harrison Fractionator			Mid-2013
Harrison County Fractionation Complex			
C3+ Fractionation	60,000	Bbl/d	1Q14
De-ethanization I	40,000	Bbl/d	1Q14
Interconnect w ith ATEX pipeline			1Q14
Interconnect w ith TEPPCO pipeline			1Q14
Truck Loading	8	Bays	Mid-2013
Rail Loading	200	Rail cars	Mid-2013
Seneca Processing Complex in Noble County, Ohio			
Interim Seneca Refrigeration	45	MMcf/d	2Q13
Seneca I	200	MMcf/d	3Q13
Seneca II	200	MMcf/d	4Q13
NGL Pipeline to Harrison Fractionator			1Q14
Other			
NGL Pipeline from Majorsville to Harrison Fractionator			1Q14

GULFPORT ENERGY CORPORATION

ANTERO RESOURCES

- **MarkWest Utica is a joint venture with The Energy & Minerals Group (EMG) to develop significant midstream infrastructure to serve producers' drilling programs in the liquids-rich Utica Shale in eastern Ohio.**

MARKWEST ENERGY PARTNERS, L.P. | 21

Breaking Ground in Cadiz 22

Breaking Ground in Cadiz 23

100% MarkWest Marcellus & Utica Fractionation Capacity 24 Approximately 275,000 Bbl/d of fractionation capacity in the Marcellus and Utica Shales by 2014 2014 2013 Current 2014: Majorsville De-Ethanization 38,000 Bbl/d 2013: Majorsville De-Ethanization 38,000 Bbl/d 2013: Houston De-Ethanization 38,000 Bbl/d 2012: Houston C3+ Fractionation 60,000 Bbl/d 2014 174,000 Bbl/d 100,000 Bbl/d Liberty Utica 2014: Harrison C3+ Fractionation 60,000 Bbl/d 2014: Harrison De-ethanization 40,000 Bbl/d 22% 44% 34%

Innovative Midstream Solutions Ethane demand is projected to increase by more than 60% over the next six years We are constructing four large de-ethanizers at the Houston, Majorsville, and Harrison complexes EPD’s ATEX line will be needed to support the conversions and expansions of existing ethylene plants The Mariner projects will provide additional needed ethane takeaway to support the increased demand for ethane 25 Ethane pipeline projects in Marcellus will maximize producer economics Image Source: BENTEK and MarkWest Mobley Processing Seneca Processing Cadiz Processing & Harrison Fractionation Rich Utica Rich Marcellus Sherwood Processing Marketing Capabilities Truck Rail Pipe Boat Majorsville Processing & De-Ethanization Houston Processing & Fractionation Keystone Processing 70 Mb/d TEPPCO ATEX Mariner Pipelines Mariner West Mariner East

FINANCIAL OVERVIEW

DCF and Capital Guidance 27 2012 DCF Forecast of $410 million to $430 million 2012 Capital Expenditures Forecast of approximately $1.8 billion 2013 DCF Forecast of $500 million to $575 million 2013 Capital Expenditures Forecast of $1.4 to $1.9 billion 2012 Capital Expenditure Forecast 2013 Capital Expenditure Forecast

Cost of Equity Capital Source: Morgan Stanley as of September 30, 2012 28 0% 2% 4% 6% 8% 10% 12% 14% ETP NKA KMP NS EROC XTEX EEP BPL CMLP BWP GLP RGP WPZ TLP NGLS EPB PNG DPM TCP APL SEP CPNO PAA HEP OKS MWE SXL GEL ACMP EPD WES MMP Cost of Equity Capital Common Unit Yield IDR Load

Strong Distribution Growth and Unit Performance 224% Distribution Growth since IPO in May 2002 (12% CAGR) * 2012 assumed an implied distribution of $3.21 per common Note: Last unit close price of 11.9.2012 * 29

Nine months ended September 30, 2012 Net Operating Margin by Contract Type 2012 – 2014 Combined Hedge Percentage Risk Management Program NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. 30 Nine months ended September 30, 2012 Net Operating Margin Including Hedges

Increasing Fee-Based Net Operating Margin 31 Note: Forecast Assumes Crude Oil ($/bbl) range of $93.60 to $90.80 and Natural Gas ($/mmbtu) range of $3.29 to $4.55 By 2013, total net operating margin is forecasted to be greater than 60% fee-based

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base 32 EXECUTE, EXECUTE, EXECUTE!!! Provide best-in-class midstream services for our producer customers Preserve strong financial profile Deliver superior & sustainable total returns

APPENDIX

Reconciliation of DCF and Distribution Coverage ($ in millions) Year ended December 31, 2011 Nine months ended September 30, 2012 Net income $ 106.2 $ 188.7 Depreciation, amortization, impairment, and other non-cash operating expenses 203.9 174.2 Loss on redemption of debt, net of tax benefit 72.1 - Non-cash loss from unconsolidated affiliates 1.1 (0.8) (Contributions to) distributions from unconsolidated affiliates (0.3) 2.2 Non-cash derivative activity (0.3) (101.8) Non-cash compensation expense 3.4 6.3 Provision for income tax – deferred (3.9) 39.4 Cash adjustment for non-controlling interest of consolidated subsidiaries (64.5) (2.5) Revenue deferral adjustment 15.4 5.6 Other 14.3 7.9 Maintenance capital expenditures, net of joint venture partner contributions (14.6) (14.5) Distributable cash flow (DCF) $ 332.8 $ 304.6 Total distributions declared for the period $ 240.7 $ 264.9 Distribution coverage ratio (DCF / Total distributions declared) 1.38x 1.15x 34

Reconciliation of Adjusted EBITDA ($ in millions) Year ended December 31, 2011 LTM ended September 30, 2012 Net income (loss) $ 106.3 $ 126.9 Non-cash compensation expense 3.4 6.0 Non-cash derivative activity (0.3) 0.6 Interest expense (1) 109.9 113.9 Depreciation, amortization, impairments, and other non-cash operating expenses 203.9 229.4 Loss on redemption of debt 79.0 35.5 Provision for income tax 13.7 28.8 Adjustment for cash flow from unconsolidated affiliate 1.3 1.2 Adjustment related to non-guarantor, consolidated subsidiaries (2) (63.9) (40.5) Other (1.9) (2.0) Adjusted EBITDA $ 451.4 $ 499.8 (Includes amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer. (2) The non-guarantor subsidiaries, in accordance with Credit Facility covenants, are MarkWest Liberty Midstream & Resources, L.L.C. and its subsidiaries (Liberty), MarkWest Utica EMG L.L.C., MarkWest Pioneer, L.L.C., Wirth Gathering Partnership, and Bright Star Partnership. As of January 1, 2012, Liberty is a wholly owned subsidiary but remains a non-guarantor in accordance with the Credit Facility. 35

($ in millions) Year ended December 31, 2011 Nine months ended September 30, 2012 Income from operations $ 318.2 $ 319.9 Facility expense 173.6 150.7 Derivative activity 75.5 (71.0) Revenue deferral adjustment 15.4 5.6 Selling, general and administrative expenses 81.2 69.0 Depreciation 150.0 132.2 Amortization of intangible assets 43.6 38.3 Loss on disposal of property, plant, and equipment 8.8 3.0 Accretion of asset retirement obligations 1.1 0.5 Net operating margin $ 867.4 $ 648.3 36 Reconciliation of Net Operating Margin

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